UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2012

FASTFUNDS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA                            000-33053           87-0425514

   (State or Other Jurisdiction of Incorporation)    (File Number )      (Identification Number)

319 Clematis Street, Suite 400

West Palm Beach, FL. 33401

(Address of principal executive offices)

Telephone: 561-514-9042

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 31, 2012, FastFunds Financial Corporation, a Nevada corporation, filed a Current Report on Form 8-K (the “Form 8-K”) reporting the completion of its acquisition of Carbon Capture USA, Inc., a Colorado corporation (“Carbon”) on May 25, 2012. This Amendment No. 1 amends and supplements the Form 8-K to provide the required financial statements that were not included with the Form 8-K and that are permitted to be provided by this amendment pursuant to Item 9.01(a)(4) and (b)(2) of Form 8-K. Except for the financial statements filed pursuant to Item 9.01(a), the pro forma financial information furnished pursuant to Item 9.01(b) and the Consent of R.R. Hawkins & Associates International, a Professional Corporation filed as Exhibit 23.1 hereto, no substantive amendments or updates are being made to the Form 8-K.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 25, 2012, an Agreement Concerning the Exchange of Securities (the “Agreement”) by and among FastFunds Financial Corporation, (the “Company”) a Nevada corporation, Advanced Technology Development, Inc., a Colorado corporation ("ATD"), and Carbon Capture USA, Inc., a Colorado corporation ("Carbon") and Carbon Capture Corporation, a Colorado corporation ("CCC") was executed. ATD is a 100% wholly owned subsidiary of the Company. Carbon is a 100% wholly owned subsidiary of CCC, which is privately held. Pursuant to the Agreement, ATD acquired from CCC all of the issued and outstanding common stock of Carbon in exchange for thirty million (30,000,000) newly issued unregistered shares of common stock. ATD has also assumed the unpaid license fee of $250,000 due from Carbon to CCC.

Carbon has an exclusive US license related to provisional patent Serial number 61/077,376 and a US Patent to be issued. The patent titled, “METHOD OF SEPARATING CARBON DIOXIDE”, related to methods of decomposing a gaseous medium, more specifically, relating to methods of utilizing radio frequency energy to separate the elemental components of gases such as carbon dioxide. ATD will commence research and development with a goal of potential commercialization; subject to financing.

 Item 2.01. Completion of Acquisition or Disposition of Assets

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Carbon as of and for the period ended June 30, 2012 and for the cumulative period from inception (May 25, 2012) to June 30, 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the six months ended June 30, 2012 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of R.R. Hawkins & Associates International, a Professional Corporation
99.1	Audited consolidated financial statements of Carbon Capture, USA, Inc. as of and for the period ended June 30, 2012 and for the cumulative period from inception (May 25, 2012) to June 30, 2012.
99.2	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTFUNDS FINANCIAL CORPORATION

Date: September 27, 2012	By: /s/ Barry S. Hollander
Barry S. Hollander, Acting President